UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2018

Baker Hughes, a GE company
 (Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield Road, Houston, Texas	77073
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2018 Annual Meeting of Stockholders of Baker Hughes, a GE company (the "Company") was held on May 11, 2018 (the "Annual Meeting") to (i) elect nine members to the Board of Directors (the "Board") to serve for a one-year term, (ii) vote on an advisory vote to approve the Company's executive compensation program, (iii) approve the Company's Employee Stock Purchase Plan; and (iv) ratify KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2018. Each director nominated was elected, the advisory vote to approve the Company's executive compensation program, the Employee Stock Purchase Plan and the ratification of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2018 were each approved.
As of March 19, 2018, the record date, there were 419,417,205 shares of Class A common stock ("Class A Common Stock") issued and outstanding and entitled to vote at the Annual Meeting and 706,984,255 shares of Class B common stock (“Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), issued and outstanding and entitled to vote at the Annual Meeting. There were 1,091,052,598 shares of Common Stock represented in person or by proxy at the Annual Meeting, constituting a quorum. The affirmative vote of the plurality of votes cast by the holders of shares of Common Stock present or represented at the Annual Meeting and entitled to vote is needed to elect each director. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for the approval of the other proposals.
The number of votes for, withheld and broker non-votes for the election of each director was as follows:

Name	Number of Votes FOR	Withheld Votes	Broker Non-Votes
W. Geoffrey Beattie	1,043,642,479	21,742,210	25,667,909
Gregory D. Brenneman	1,061,113,586	4,271,103	25,667,909
Clarence P. Cazalot, Jr.	1,061,310,954	4,073,735	25,667,909
Martin S. Craighead	940,830,519	124,554,170	25,667,909
Lynn L. Elsenhans	1,061,639,305	3,745,384	25,667,909
Jamie Miller	940,708,660	124,676,029	25,667,909
James J. Mulva	1,061,979,258	3,405,431	25,667,909
John G. Rice	939,834,392	125,550,297	25,667,909
Lorenzo Simonelli	1,053,102,504	12,282,185	25,667,909

The number of votes for, against, abstentions and broker non-votes with respect to the advisory vote related to the Company's executive compensation program was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
1,047,397,886	17,653,944	332,859	25,667,909

The number of votes for, against, abstentions and broker non-votes with respect to the approval of the Employee Stock Purchase Plan was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
1,064,152,417	1,025,539	206,733	25,667,909

The number of votes for, against, abstentions and broker non-votes with respect to the ratification of KPMG LLP as the Company's Independent Registered Public Accounting Firm for fiscal year 2018 was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
1,084,672,513	5,884,006	496,079	-

Item 8.01 Other Events.
On May 11, 2018, the Board of Directors elected Lorenzo Simonelli as Chairman of the Board, Martin S. Craighead as Vice Chairman of the Board and W. Geoffrey Beattie as Lead Director. The Board also made the following committee appointments:

Audit Committee	Compensation Committee	Governance & Nominating Committee	Conflicts Committee (subcommittee of Governance & Nominating Committee)
Lynn L. Elsenhans *	John G. Rice *	W. Geoffrey Beattie *	Clarence P. Cazalot *
W. Geoffrey Beattie	Gregory D. Brenneman	Gregory D. Brenneman	Gregory D. Brenneman
James J. Mulva	Martin S. Craighead	Clarence P. Cazalot	Lynn L. Elsenhans
	James J. Mulva	Lynn L. Elsenhans
Jamie S. Miller
* Chair

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES, A GE COMPANY

Dated: May 14, 2018	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary